Financial Risks - Summary of Composition of Impairment Losses and Recoveries (Detail) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of impairment loss recognised or reversed [abstract]
Other (none individually greater than EUR 25 million)	€ (16)	€ (52)
Subtotal	(16)	(52)
Total recoveries	16	42
Sub-total	16	42
Net (impairments) and recoveries	€ 0	€ (11)